United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549
              ____________________________________________________

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2003

                            PALOMAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                                 88-0470235
         (Commission File Number)     (IRS Employer Identification No.)

                          1802 N. Carson St. #212-2705
                 Carson City, Nevada                89701-1230
      (Address of principal executive offices)      (Zip Code)

                                 (775) 887-0670
              (Registrant's telephone number, including area code)



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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     On May 12, 2003, Vic Schaefer resigned as a member of the Registrant's board of directors. On May 13, 2003, Brad Reckert resigned as a member of the Registrant's board of directors. On May 16, 2003, Jeffery Halbirt resigned as a member of the Registrant's board of directors. Following those resignations, on May 16, 2003, the remaining director, Kim Moore, elected Steve Bonenberger to serve as the Registrant's president and secretary, and Brent Fouch to serve as the Registrant's treasurer. In connection with their appointments, Messrs. Bonenberger and Fouch both executed employment agreements with the Registrant. Pursuant to the employment agreements, Messrs. Bonenberger and Fouch were each employed for a period of one year, at compensation in the amount of $60,000 per person, due upon execution of their respective employment agreement. Messrs. Bonenberger and Fouch elected to accept shares of the Registrant's restricted common stock in the amount of 6,000,000, each, in lieu of cash compensation. As a result of the issuance of the shares of our common stock to Messrs. Bonenberger and Fouch, they now own, in the aggregate, 51.16 percent of the Registrant's issued and outstanding common stock.

     Additionally, as required by the employment agreements Messrs. Bonenberger and Fouch were elected as directors of the Registrant. Following their election, Kim Moore resigned as an officer and director of the Registrant.

     On May 16, 2003, Mr. Bonenberger was elected as the Registrant's president and chief executive officer, and Brent Fouch was elected as the Registrant's chief operating officer, chief financial officer, treasurer, and secretary. Consequently, as of the date hereof, Steve Bonenberger and Brent Fouch are the Registrant's only officers and directors.

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     The new address for the Registrant is 1802 N. Carson St. #212-2705, Carson City, Nevada 89701. The new telephone number for the business is (775) 887-0670.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

     See  Item  1.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

   (a)  Financial  Statements.

     ----------------------

   None.

   (b)  Exhibits.

     --------

The following exhibits are filed herewith:

     Exhibit 1. Employment and Stock Purchase Agreement by and between Palomar Enterprises, Inc. and Steve Bonenberger dated May 7, 2003.

     Exhibit 2. Employment and Stock Purchase Agreement by and between Palomar Enterprises, Inc. and Brent Fouch dated May 7, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 23, 2003                         PALOMAR  ENTERPRISES,  INC.


                                             By  /s/  Steve Bonenberger

                                             ------------------------------
                                             Steve Bonenberger, President


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